Shareholders' Equity	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements
Shareholders' Equity
Shareholders’ Equity
We periodically use the public equity markets to fund the development and acquisition of additional rental properties or to pay down debt. The proceeds of these offerings are contributed to DRLP in exchange for an additional interest in DRLP.
In June 2010, we issued 26.5 million shares of common stock for net proceeds of approximately $298.1 million. The proceeds from this offering were used for acquisitions, general corporate purposes and repurchases of preferred shares and fixed rate unsecured debt.
Throughout 2010, pursuant to the share repurchase plan approved by our board of directors, we repurchased 4.5 million shares of our 8.375% Series O Cumulative Redeemable Preferred Shares. The preferred shares that we repurchased had a total face value of approximately $112.1 million, and were repurchased for $118.8 million. An adjustment of approximately $10.4 million, which included a ratable portion of issuance costs, increased the net loss attributable to common shareholders. All shares repurchased were retired prior to December 31, 2010.
In April 2009, we issued 75.2 million shares of common stock for net proceeds of $551.4 million. The proceeds from the issuance were used to repay outstanding borrowings under the DRLP unsecured line of credit and for other general corporate purposes.
During the fourth quarter of 2008, pursuant to the share repurchase plan approved by our board of directors, we repurchased 109,500 preferred shares from all of our outstanding series of preferred shares. The preferred shares repurchased had a total redemption value of approximately $27.4 million, and were repurchased for $12.4 million. An adjustment of approximately $14.0 million, net of a ratable portion of issuance costs, increased income attributable to common shareholders. All shares repurchased were retired prior to December 31, 2008.
The following series of preferred shares were outstanding as of December 31, 2010 (in thousands, except percentage data):

Description	Shares Outstanding	Dividend Rate	Optional Redemption Date	Liquidation Preference
Series J Preferred	396	6.625%	August 29, 2008	$99,058
Series K Preferred	598	6.500%	February 13, 2009	$149,550
Series L Preferred	796	6.600%	November 30, 2009	$199,075
Series M Preferred	673	6.950%	January 31, 2011	$168,272
Series N Preferred	435	7.250%	June 30, 2011	$108,630
Series O Preferred	720	8.375%	February 22, 2013	$179,955
All series of preferred shares require cumulative distributions and have no stated maturity date (although we may redeem all such preferred shares on or following their optional redemption dates at our option, in whole or in part).